                                                                   Exhibit 10.19


                                 AMENDMENT NO. 5


     AMENDMENT NO. 5, dated as of February 23, 2005 (this "Amendment"), among EMPIRE RESOURCES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the existing lenders that is a signatory hereto (individually, a "Continuing Bank" and, collectively, the "Continuing Banks"); COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH, as a new lender (the "New Bank" and together with the Continuing Banks, the "Banks"); and JPMORGAN CHASE BANK, N.A., as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

     The Company, the Banks and the Agent are parties to a Credit Agreement, dated as of December 21, 2000 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Banks to the Company. The Company, the Banks and the Agent now wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment No. 5, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. New Bank; Non-Pro-Rata Reduction in Bank Outstanding Principal Amount and Commitment; Banks' Commitments. Subject to the occurrence of the Amendment Effective Date (as defined below) and effective on such date:

     2.01. Each of the parties hereto agrees that the New Bank is a "Bank" party to the Credit Agreement with all of the rights and obligations of a "Bank" under the Credit Agreement, and each reference to "Bank" in the Credit Agreement and all other Basic Documents shall for all purposes include the New Bank. The New Bank hereby agrees to be bound by all of the terms and provisions of the Credit Agreement applicable to "Banks".

     2.02. Each Bank that has not made a Loan or that has made Loans, the outstanding principal amount of which are ratably ("Ratably") less than the outstanding principal amount of Loans made by other Banks (the "Other Banks"), in each case as determined in accordance with such Bank's Loans outstanding (before giving effect to this Amendment) in proportion to its Commitments (after giving effect to this Amendment), shall fund its portion of the Loans in an amount that will result in the aggregate outstanding principal amount of all Loans being allocated Ratably among the Banks and, accordingly, the Other Bank's Loans shall be reduced Ratably by such fundings.

     2.03. The New Bank (i) represents and warrants to the Administrative Agent and each Continuing Bank that it has received a copy of the Credit Agreement and each other Basic Document, (ii) agrees that it has, independently and without reliance on the Administrative Agent or any Continuing Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and its Subsidiaries and decision to enter into the Credit Agreement and this Amendment No. 5, and
(iii) confirms its obligations under Section 10.06 of the Credit Agreement.

     2.04. The Company agrees to (i) execute and deliver a Note to the New Bank reflecting its Commitment and (ii) execute and deliver a new Note to each of the Continuing Banks reflecting the Commitment for each such Continuing Bank upon delivery to the Company by each such Continuing Bank of the Note previously issued to each such Continuing Bank by the Company.

     Section 3. Amendment. Subject to the occurrence of the Amendment Effective Date and effective on such date, the Credit Agreement shall be amended as follows:

     3.01. The second paragraph of the preamble shall be amended by replacing the number "$60,000,000" therein with the number "$75,000,000".

     3.02 The definition of "Commitment" in Section 1.01 of the Credit Agreement (Definitions) shall be amended in its entirety to read:

          "Commitment" shall mean, as to each Bank, the obligation of such Bank to make Loans, issue Letters of Credit and create Acceptances in an aggregate principal or face amount at any one time outstanding up to but not exceeding the amount set opposite such Bank's name under the caption "Commitment" in Schedule IV hereto (as the same may be reduced from time to time pursuant to Section 2.05 hereof and increased pursuant to Section 2.01(b) hereof); provided that in no event shall the aggregate amount of the Commitments to make Loans exceed the Loan Commitment Sub-limit. The aggregate amount of the Commitments on the date hereof is $75,000,000.

     3.03. The definition of "Loan Commitment Sub-limit" in Section 1.01 of the Credit Agreement (Definitions) shall be amended by replacing the number "$50,000,000" therein with the number "$65,000,000".

     3.04. The definition of "Quad Avenue Loan Agreement" in Section 1.01 of the Credit Agreement (Definitions) shall be amended by replacing the words "to be entered into" with the words "dated as of December 27, 2004".

     3.05. Section 2.03 of the Credit Agreement (Letters of Credit) shall be amended by replacing the number "$3,000,000" in clause (ii) of the first sentence thereof with the number "$4,000,000".

     3.06. Section 2.06 of the Credit Agreement (Commitment Fee) shall be amended by replacing the number "$60,000,000" therein with the number "$75,000,000".

     3.07. The Credit Agreement is hereby amended by (x) deleting the "Schedule IV" thereto and (y) inserting a new "Schedule IV" thereto identical to Schedule I hereto.

     Section 4. Representations and Warranties. The Company represents and warrants to the Banks as of the Amendment Effective Date that (x) the representations and warranties set forth


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


in Section 7 of the Credit Agreement and in Article III the Security Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 5, except (i) changes resulting from transactions contemplated by or permitted by the Credit Agreement, and (ii) those applicable to a specific date or period and (y) no Default has occurred and is continuing.

     Section 5. Conditions Precedent. As provided in Section 3 above, the amendments to the Credit Agreement set forth in said Section 3 shall become effective, as of February 23, 2005 (the "Amendment Effective Date"), upon (i) the execution of this Amendment No. 5 by the Company, each of the Banks and the Agent, (ii) the delivery by the Company of board of director resolutions approving this Amendment No. 5 and the transactions contemplated herein, in form and substance satisfactory to the Agent and (iii) the payment by the Company of all fees and expenses due and owing on such date.

     Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 5 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 5 by signing any such counterpart. This Amendment No. 5 shall be governed by, and construed in accordance with, the law of the State of New York.



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


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed and delivered as of the day and year first above written.


                                                     EMPIRE RESOURCES, INC.


                                                     By: /s/ Sandra Kahn
                                                         ---------------
                                                     Name:  Sandra R. Kahn
                                                     Title: Vice President





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


                                                     JPMORGAN CHASE BANK, N.A.,
                                                     as Agent


                                                     By: /s/ Thomas S. Drake
                                                         -------------------
                                                     Name:  Thomas S. Drake
                                                     Title: Vice President





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


                                               BROWN BROTHERS HARRIMAN & CO.


                                               By: /s/ Kathryn C. George
                                                   ---------------------
                                               Name:  Kathryn C. George
                                               Title: Managing Director





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


                                                CITICORP USA, INC.


                                                By: /s/ Keith Pallmann
                                                    ------------------
                                                Name:  Keith Pallmann
                                                Title: Vice President




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


                                                     JPMORGAN CHASE BANK, N.A.


                                                     By: /s/ Thomas S. Drake
                                                         -------------------
                                                     Name:  Thomas S. Drake
                                                     Title: Vice President





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


                           COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH


                           By: /s/ Brett Delfino
                               -----------------
                           Name: Brett Delfino
                           Title: Executive Director

                           By: /s/ Michelle S. Ruocco
                               ----------------------
                           Name: Michelle S. Ruocco
                           Title: Vice President





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


                                                                      SCHEDULE I


                                   SCHEDULE IV

                                   Commitments


      -----------------------------------------------------------------
      Bank                                         Commitment
      -----------------------------------------------------------------
      JPMorgan Chase Bank, N.A.                    $30,000,000
      -----------------------------------------------------------------
      Citicorp USA, Inc.                           $18,000,000
      -----------------------------------------------------------------
      Brown Brothers Harriman & Co.                $15,000,000
      -----------------------------------------------------------------
      Cooperatieve Centrale                        $12,000,000
      Raiffeisen-Boerenleenbank B.A., "Rabobank
      International", New York Branch
      -----------------------------------------------------------------



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